Share-Based Compensation	12 Months Ended
Dec. 31, 2020
Share-based Payment Arrangement [Abstract]
Share-Based Compensation

Note 12: Share-Based Compensation

Under our amended 2014 Equity Incentive Plan (the “2014 Plan”), 2,200,000 shares of our common stock are reserved for issuance under the plan.

Under the 2014 Plan, common stock incentives may be granted to our officers, employees, directors, consultants, and advisors (and prospective directors, officers, managers, employees, consultants and advisors) and our affiliates can acquire and maintain an equity interest in us, or be paid incentive compensation, which may (but need not) be measured by reference to the value of the our common stock.

The 2014 Plan permits us to provide equity-based compensation in the form of stock options, stock appreciation rights, restricted stock, restricted stock units, unrestricted stock and other stock bonus awards and performance compensation awards.

The 2014 Plan is administered by the Board of Directors, or a committee appointed by the Board of Directors, which determines recipients and the number of shares subject to the awards, the exercise price and the vesting schedule. The term of stock options granted under the 2014 Plan cannot exceed ten years. Options shall not have an exercise price less than 100% of the fair market value of our common stock on the grant date, and generally vest over a period of five years. If the individual possesses more than 10% of the combined voting power of all classes of our stock, the exercise price shall not be less than 110% of the fair market of a share of common stock on the date of grant.

The following table summarizes stock option activity for the year ended December 31, 2020 and December 31, 2019:

	Stock Options	Grant Date Weighted Average Exercise Price	Weighted Average Remaining Contractual Life	Aggregate Intrinsic Value
			(in years)	($ in thousands)
Outstanding at January 1, 2019	1,013,826	$0.68
Granted	65,000	0.79
Exercised	(1,250)	0.94
Forfeited	(300,863)	0.96
Outstanding at December 31, 2019	776,713	0.68
Granted	140,000	0.79
Forfeited	(18,750)	0.94
Outstanding at December 31, 2020	897,963	$0.98	1.9	$2,129
Exercisable at December 31, 2020	761,170	$1.01	1.6	$1,791

The total proceeds received from the exercise of stock options in 2019 was $1,175. There were no stock options exercised in 2020.

Share-based compensation cost is measured at the grant date based on the fair value of the award. The fair values of stock options granted were estimated using the Black-Scholes option-pricing model with the following assumptions:

	2020	2019
Weighted average grant-date fair value per option granted	$0.79	$0.79
Expected option term	3.3 years	3.3 years
Expected volatility factor	90.5%	98.1%
Risk-free interest rate	1.5%	1.6%
Expected annual dividend yield	—	—%

We estimate expected volatility using historical volatility of common stock of our peer group over a period equal to the expected life of the options. The expected term of the awards represents the period of time that the awards are expected to be outstanding. We considered expectations for the future to estimate employee exercise and post-vest termination behavior. We do not intend to pay common stock dividends in the foreseeable future, and therefore have assumed a dividend yield of zero. The risk-free interest rate is the yield on zero-coupon U.S. Treasury securities for a period that is commensurate with the expected term of the awards.

As of December 31, 2020, there was $66,109 of total unrecognized share-based compensation related to unvested stock options. These costs have a weighted average remaining recognition period of 1.7 years.